Exhibit 99.906 CERT

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Richard Villa, President (Principal Executive Officer) of TCW ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of TCW Artificial Intelligence ETF, TCW Durable Growth ETF, TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain; for the period ended October 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 6, 2026	/s/ Richard Villa
Richard Villa
President (Principal Executive Officer)

Exhibit 19(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

I, Richard Villa, Treasurer (Principal Financial Officer) of TCW ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of TCW Artificial Intelligence ETF, TCW Durable Growth ETF, TCW Transform 500 ETF, TCW Transform Systems ETF and TCW Transform Supply Chain; for the period ended October 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 6, 2026	/s/ Richard Villa
Richard Villa
Treasurer (Principal Financial Officer)